Exhibit 10.8

AMENDMENT NO. 7 TO LOAN AGREEMENT

This Amendment No. 7 to Loan Agreement dated as of December 20, 2002 ("Amendment") is entered into with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation ("Borrower"), the Lenders name therein, and Bank of America, N.A., as Administrative Agent (as amended by an Amendment No.1 dated April 10, 1998, an Amendment No. 2 dated March 31, 1999, an Amendment No. 3 dated June 30, 2000, an Amendment No. 4 dated March, 2001, an Amendment No. 5 dated December, 2001 and an Amendment No. 6 dated November 6, 2002, the "Loan Agreement"). The Administrative Agent, acting with the consent of the Requisite Lenders in accordance with the terms of the Loan Agreement, and Borrower herby agree as follows:

1.             Section 6.2 - Payment of Subordinated Obligations.  Section 6.2 of the Loan Agreement is hereby amended to read in full as follows:

"Section 6.2 - Payment of Subordinated Obligations.  Pay any principal (including sinking fund payments) or any other amount with respect to any Subordinated Obligation, or purchase or redeem any Subordinated Obligation, or make any payment of any Supervisory Fees except for (a) regularly scheduled payments of interest with respect to Subordinated Obligations, (b) regularly scheduled payments of Supervisory Fees, and (c) the purchase and redemption, during the period between December 15, 2002 and September 30, 2003, of Subordinated Obligations in an aggregate principal amount not to exceed $5,000,000, provided, in each case that no Default or Event of Default exists or would result form the making of such payments, purchases or redemptions."

2.             Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of the following:

(a)       counterparts of this Amendment executed by Borrower and the Administrative Agent, acting on behalf of the Lenders; and

(b)      written consents to the execution delivery and performance hereof from the Requisite Lenders

3.             Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

4.             Confirmation. In all other respects, of the Loan Agreement and the Other Loan Documents are hereby confirmed.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

HARD ROCK HOTEL, Inc., a Nevada corporation

By:	/s/ James D. Bowen
Title:	Vice President,
Chief Financial Officer and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Janice Hammond
Janice Hammond, Vice President

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 7 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

Bank of America N.A.
[Typed/Printed Name of Lender]

By:	/s/ Scott L. Faber

Title:	Managing Director

Date:	12/20/02

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 7 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

BANK OF SCOTLAND
[Typed/Printed Name of Lender]

By:	/s/ Joseph Fratus

Title:	First Vice President

Date:	12/19/02